EXHIBIT 10.02

                           COMMERCIAL PROMISSORY NOTE

$2,000,000.00                                   EFFECTIVE  DATE:  MAY  26,  2006
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BORROWER'S  PROMISE  TO  PAY

     For value received, the undersigned, DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation authorized to do business in the State of Florida (the "Borrower") promises to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation (the "Lender"), the principal sum of TWO MILLION DOLLARS ($2,000,000.00), together with interest on the principal balance remaining unpaid from time to time at the rates set forth below.

1.     TERM.  The  term  of this Note is from the date of this Note through June
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1,  2011  (the  "Maturity  Date").

2.     INTEREST.  The principal balance remaining unpaid from time to time shall
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bear interest at a variable rate of 225 basis points (2.25%) above the One-Month
"LIBOR-Index Rate", which shall be adjusted every month on each Interest Rate Determination Date with all such interest rate terms defined as set forth in "ADDENDUM A" attached hereto and made a part hereof. Interest owing under this Note shall be computed on the basis of a 360-day year for the actual number of days lapsed.

3.     PAYMENTS.  Principal  payments  in  the amount of $11,111.11 plus accrued
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interest  shall  be due and payable monthly and shall be paid commencing July 1,
2006, and on the same day of each succeeding month thereafter through and including the Maturity Date. On the Maturity Date, the entire remaining principal indebtedness, plus all accrued and unpaid interest shall be due and payable in full.

     All payments shall be made at 38 Fountain Square Plaza, MD 109058, Cincinnati, Ohio 45263, or at such other place as may be designated in writing by the Lender.

4.     INTEREST  RATE  SWAP.  At  the  mutual  agreement of Borrower and Lender,
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Borrower  may  enter  into  one or more interest rate hedge agreements, interest rate swap agreements, interest rate caps or collars, or similar agreements with Lender, or an affiliate of Lender, in order to fix the interest payable hereunder. The principal due under the swap agreement shall be in the amounts set forth in "ADDENDUM B" attached hereto and made a part hereof. Such agreement shall not vary the dates of payments under this Note.

5.     BORROWER'S RIGHT TO PREPAY.  This Note may be prepaid at any time without
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penalty.

6.     INTEREST  LIMITATION.  Interest  payable  under  this  Note  or any other
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payment  which  would  be  considered as interest or other charge for the use or loan of money shall never exceed the highest contract rate allowed by law applicable to this loan to be charged by Lender. If the interest or other


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charges  collected  or  to  be collected in connection with this loan exceed the permitted limits, then: (A) any such interest or loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (B) any sums already collected from Borrower which exceeded permitted limits will be refunded. The Lender may choose to make this refund by reducing the principal owed under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment.

7.     BORROWER'S  FAILURE  TO  PAY  AS  REQUIRED.
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     (A)  LATE  CHARGE FOR OVERDUE PAYMENTS.  If the Lender has not received the
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full amount of any monthly payment by the end of ten (10) calendar days after it is due, Borrower will pay a late charge to the Lender equal to 5% of the overdue payment of principal and/ or interest. The payment or collection of any such late charge shall not constitute a waiver of any other right or remedy available to the Lender.

     (B)  DEFAULT.  If  Borrower  fails  to  pay the full amount of each monthly
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payment  by the end of the ten (10) calendar days after it is due, Borrower will be in default, and upon such default by Borrower, Lender may declare the entire principal and interest then remaining unpaid to be immediately due and payable without further notice or demand, and the entire unpaid principal balance shall bear interest at the "Default Interest Rate".. The "Default Interest Rate" shall be five percent (5%) per annum above the contract interest rate set forth above, but not exceeding 18% per annum.

     (C)  ACCELERATION.  If  Borrower  is  in  default,  the  Lender may require
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Borrower to pay immediately the full amount of principal which has not been paid and  all  the  interest  that  Borrower  owes  on  that  amount  without notice.

     (D)  NO  WAIVER BY LENDER.  Even if, at a time when Borrower is in default,
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the  Lender  does  not  require Borrower to pay immediately in full as described above, the Lender will still have the right to do so if Borrower is in default at a later time.

     (E)  PAYMENT  OF  LENDER'S  COSTS AND EXPENSES.  If the Lender has required
          -----------------------------------------
Borrower to pay immediately in full as described above, the Lender will have the right to be paid back by Borrower for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees whether suit be brought or not, and including such fees and costs in any appellate, bankruptcy or post judgment proceedings.

8.     ATTORNEYS'  FEES.  All  parties liable for the payment of this Note agree
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to pay the Lender reasonable attorneys' fees and costs, whether or not an action is brought, for the services of counsel employed after maturity or default to collect this Note or any principal or interest due hereunder, or to protect the security, if any, or enforce the performance of any other agreement contained in this Note or in any instrument of security executed in connection with this loan, including costs and attorneys' fees on any garnishment action, or for any appeal, or in any proceedings under the federal Bankruptcy Code or in any post-judgment proceedings.

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9.     ALLOCATION OF PAYMENTS.  Payments shall be applied by Lender first to any
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late  fees  or  other expenses of Lender hereunder, then to accrued interest and finally  to  principal.

10.     GIVING  OF  NOTICE.  Unless  applicable law requires a different method,
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any  notice  that  must  be  given  to Borrower under this Note will be given by mailing it by first class mail or by delivering it to Borrower at 205 Carriage Street, Guin, Alabama 35563, or at a different address if Borrower gives the Lender prior written notice of a different address.

     Any notice that must be given to the Lender under this Note will be given by mailing it by first class mail to the Lender at the address stated in Section 3 above or at a different address if Borrower is given a notice of that different address.

11.     SET OFF.  The Borrower shall have no right of set off against the Lender
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under  this  Note  or  under  any  instruments securing this Note or executed in connection with the loan evidenced hereby. The Lender, however, shall have the right, immediately and without further action by it, to set off against this Note all money owed by the Lender in any capacity to Borrower, whether or not due.

12.     OBLIGATIONS  OF  PERSONS UNDER THIS NOTE.  If more than one person signs
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this  Note,  each  person  is  fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety, or endorser of this Note is obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety, or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Lender may enforce its rights under this Note against each person individually or against all obligators together. This means that any one of them may be required to pay all of the amounts owed under this Note.

13.     WAIVERS  AND CONSENTS. Borrower and any other person who has obligations
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under  this Note waive diligence presentment, protest and demand and also notice of  dishonor  and  non-payment  of  this  Note.

14.     THIS  NOTE  SECURED  BY  SECURITY  INSTRUMENTS.  In  addition  to  the
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protections  given  to  the  Lender  under  this  Note,  a Mortgage and Security
Agreement of even date herewith protects the Lender from possible losses which might result if Borrower does not keep the promises made in this Note. That Mortgage describes how and under what conditions Borrower may be required to make immediate payment in full or in part of the amounts owed under this Note.

15.     LITIGATION.  Any  litigation  between  the parties brought in connection
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with  this  Note or concerning the subject matter hereof prior to closing of the
Loan shall only be brought in Hillsborough County, Florida. In any such litigation, the prevailing party shall be entitled to an award of its reasonable attorneys' fees and costs. The Borrower and any guarantors further knowingly, voluntarily and intentionally, waive any right to trial by jury in respect of any litigation arising out of, under, or in connection with this Note, or the loan.

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16.     BUSINESS  PURPOSE  LOAN.  The Borrower acknowledges that the proceeds of
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the  loan  are  to be used for business or commercial purposes only, and not for personal,  family  or  household  purposes.

17.     WAIVER OF JURY TRIAL.  BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY
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AND  INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT
TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THIS LOAN AND EXTENSIONS OF CREDIT TO BORROWER.


                              DEER  VALLEY  HOMEBUILDERS,  INC.,
                              an  Alabama  corporation


                              By:  /s/ Joel Logan
                                   ----------------------------------------
                                    Joel  Logan,  as  its  President

                                   (CORPORATE  SEAL)

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                               ADDENDUM A TO NOTE
                                LIBOR INDEX RATE

SECTION 1

DEFINITIONS. As used in this Addendum, the following terms shall have the meanings set forth below:

"Bank"  shall  mean  Fifth  Third  Bank  and  its  successors  and  assigns.

"Borrower" shall collectively and individually refer to the maker of the attached note dated effective May 26, 2006 ("Note"). The terms of this Addendum are hereby incorporated into the Note and in the event of any conflict between the terms of the Note and the terms of this Addendum, the terms of this Addendum shall control.

"Business Day" shall mean, with respect to Interest Periods applicable to the LIBOR Rate, a day on which the Bank is open for business and on which dealings in U.S. dollar deposits are carried on in the London Inter-Bank Market.

"Interest Period" shall mean a period of one (1) month, provided that (i) the initial Interest Period may be less than one month, depending on the initial funding date and (ii) no Interest Period shall extend beyond the maturity date of the Note.

"Interest Rate Determination Date" shall mean the date the Note is initially funded and the first Business Day of each calendar month thereafter.

"LIBOR  Rate"  shall  mean  that  rate  per annum effective on any Interest Rate
Determination  Date  which  is  equal  to  the  quotient  of:

     (i) the rate per annum equal to the offered rate for deposits in U.S. dollars for a one (1)
month period, which rate appears on that page of Bloomberg reporting service, or such similar service as determined by the Bank, that displays British Bankers' Association interest settlement rates for deposits in U.S. Dollars, as of 11:00 A.M. (London, England time) two (2) Business Days prior to the Interest Rate Determination Date; provided,that if no such offered rate appears on such page,
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the  rate  used  for such Interest Period will be the per annum rate of interest determined by the Bank to be the rate at which U.S. dollar deposits for the Interest Period, are offered to the Bank in the London Inter-Bank Market as of 11:00 A.M. (London, England time), on the day which is two (2) Business Days prior to the Interest Rate Determination Date, divided by

(ii) a percentage equal to 1.00 minus the maximum reserve percentages (including any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upward to the next 1/100th of 1%) in effect on any day to which the Bank is subject with respect to any LIBOR loan pursuant to regulations issued by the Board of Governors of the Federal Reserve System with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities" under Regulation D). This percentage will be adjusted automatically on and as of the effective date of any change in any reserve percentage.

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"Prime  Rate"  shall  mean the publicly announced prime lending rate of the Bank from time to time in effect, which rate may not be the lowest or best lending rate made available by the Bank or, if the Note is governed by Subtitle 10 of Title 12 of the Commercial Law Article of the Annotated Code of Maryland, "Prime Rate" shall mean the Wall Street Journal Prime Rate, which is the Prime Rate published in the "Money Rates" section of the Wall Street Journal from time to time.

SECTION  2

INTEREST. The Borrower shall pay interest upon the unpaid principal balance of the Note at the LIBOR Rate plus the margin provided in the Note. Interest shall be due and payable as provided in the Note and shall be calculated on the basis of a 360 day year and the actual number of days elapsed. The interest rate shall remain fixed during each month based upon the interest rate established pursuant to this Addendum on the applicable Interest Rate Determination Date.

SECTION  3

ADDITIONAL COSTS. In the event that any applicable law or regulation or the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) (i) shall change the basis of taxation of payments to the Bank of any amounts payable by the Borrower hereunder (other than taxes imposed on the overall net income of the Bank) or (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Bank, or (iii) shall impose any other condition with respect to the Note, and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining the Note or to reduce any amount receivable by the Bank hereunder, and the Bank determines that such increased costs or reduction in amount receivable was attributable to the LIBOR Rate basis used to establish the interest rate hereunder, then the Borrower shall from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such increased costs (the "Additional Costs""). A detailed statement as to the amount of such Additional Costs, prepared in good faith and submitted to the Borrower by the Bank, shall be conclusive and binding in the absence of manifest error.

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SECTION  4

UNAVAILABILITY OF DOLLAR DEPOSITS. If the Bank determines in its sole discretion at any time (the "Determination Date") that it can no longer make, fund or maintain LIBOR based loans for any reason, including without limitation illegality, or the LIBOR Rate cannot be ascertained or does not accurately reflect the Bank's cost of funds, or the Bank would be subject to Additional Costs that cannot be recovered from the Borrower, then the Bank will notify the Borrower and thereafter will have no obligation to make, fund or maintain LIBOR based loans. Upon such Determination Date the Note will be converted to a variable rate loan based upon the Prime Rate. Thereafter the interest rate on the Note shall adjust simultaneously with any fluctuation in the Prime Rate.

                              DEER  VALLEY  HOMEBUILDERS,  INC.,
                              an  Alabama  corporation


                              By:  /s/ Joel Logan
                                   ----------------------------------
                                    Joel  Logan,  as  its  President

                                   (CORPORATE  SEAL)

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